UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest events reported)     July 22, 2003
                                                       ----------------------
                                                         (July 21, 2003)
                                                       ----------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of April, May, June 2003 and 2002 and the four, five and six months ended April, May, June 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                             Month Ended              Four Months Ended
                                              April 30,                  April 30,
                                      -------------------------- ---------------------------
                                         2003          2002          2003          2002
                                      ------------ ------------- ------------- -------------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                   538           561         2,265         2,300
     Wholesale
         Long Term Sales                      182            86           684           367
         Forward Sales                        349           211           937           467
         Short Term Sales                     372           460         1,803         2,298
                                      ------------ ------------- ------------- -------------

         Total Wholesale Sales                903           757         3,424         3,132
                                      ------------ ------------- ------------- -------------

         Total Energy Sales                 1,441         1,318         5,689         5,432
                                      ============ ============= ============= =============

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                     243         105          2,111         2,187
                          ============    ========     ==========    ==========

          CDD                       0          15              0            15
                          ============    ========     ==========    ==========

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                              Month Ended              Five Months Ended
                                                May 31,                    May 31,
                                       -------------------------- ---------------------------
                                          2003          2002          2003          2002
                                       ------------ ------------- ------------- -------------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                    596           604         2,862         2,904
     Wholesale
         Long Term Sales                       188            85           872           451
         Forward Sales                         328           103         1,265           571
         Short Term Sales                      451           663         2,254         2,962
                                       ------------ ------------- ------------- -------------

         Total Wholesale Sales                 967           851         4,391         3,984
                                       ------------ ------------- ------------- -------------

         Total Energy Sales                  1,563         1,455         7,253         6,888
                                       ============ ============= ============= =============

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                   51          29          2,162         2,216
                       ============    ========     ==========    ==========

          CDD                  141         114            141           129
                       ============    ========     ==========    ==========

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                             Month Ended              Six Months Ended
                                              June 30,                    June 30,
                                      -------------------------- ---------------------------
                                         2003          2002          2003          2002
                                      ------------ ------------- ------------- -------------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                   625           661         3,487         3,565
     Wholesale
         Long Term Sales                      190            57         1,062           508
         Forward Sales                        252            82         1,517           653
         Short Term Sales                     555           648         2,809         3,610
                                      ------------ ------------- ------------- -------------

         Total Wholesale Sales                997           787         5,388         4,771
                                      ------------ ------------- ------------- -------------

         Total Energy Sales                 1,622         1,448         8,875         8,336
                                      ============ ============= ============= =============

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                       0           0          2,162         2,216
                          ============    ========     ==========    ==========

          CDD                     306         431            447           560
                          ============    ========     ==========    ==========

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNM RESOURCES, INC.
                                    -------------------------------------------
                                                    (Registrant)


Date:  July 22, 2003                            /s/ Robin A. Lumney
                                    -------------------------------------------
                                                  Robin A. Lumney
                                             Vice President, Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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